EXHIBIT 23.1





             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 13, 1995, included in this Form 11-K for the year ended December 31, 1994, into Snyder Oil Coroporation's previously filed Registration Statement No. 33-48213.






                                         ARTHUR ANDERSEN LLP





Dallas, Texas
   June 16, 1995